UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 2, 2022
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Non-voting Common Stock, par value $.01 per share	EZPW	NASDAQ Stock Market	(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 — Other Events
As noted in our Annual Report on Form 10-K for the year ended September 30, 2022 (the “Fiscal 2022 Annual Report”), we own a non-redeemable voting participating preferred equity interest in Founders One, LLC (“Founders”), a private company that has majority ownership in Simple Management Group, Inc. (“SMG”). SMG, through its wholly-owned subsidiaries, owns and operates pawn stores principally in the Caribbean. See Note 5 of Notes to Consolidated Financial Statements included in “Part II, Item 8 — Financial Statements and Supplementary Data” of the Fiscal 2022 Annual Report.
On December 2, 2022, SMG acquired 100% of the issued and outstanding capital stock of FFI Holdings, Inc., which owns 52 pawn stores in Florida and Puerto Rico operating under the name “La Familia Pawn & Jewelry” and other related names, including “La Familia” and “Family Financial.” To assist with the financing of SMG’s acquisition of La Familia, we made the following additional investments in Founders:
•We contributed $15.0 million to Founders as an additional capital contribution associated with our preferred interest. Those proceeds were used by Founders to acquire additional common stock in SMG, increasing Founders’ ownership in SMG to approximately 71%.
•We loaned $15.0 million to Founders in exchange for a Demand Promissory Note secured by the common interest in Founders held by the other member. Those proceeds, along with the proceeds of additional debt financing from a third-party investor, were loaned by Founders to SMG in exchange for a Subordinated Note.
SMG used the proceeds from the capital contribution and the subordinated loan from Founders, along with additional debt financing obtained from a third-party senior lender, to complete the La Familia acquisition. SMG now owns and operates a total of 73 pawn stores (42 in the Caribbean and 31 in Florida).
On December 5, 2022, the Company issued a press release regarding, among other things, the closing of this transaction. That press release is filed as Exhibit 99.1 to this report.
Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated December 5, 2022, regarding business developments
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	December 5, 2022	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Chief Legal Officer and Secretary